Analysts Phosphate Tour November 7, 2007 Tampa, FL Dr. Michael R. Rahm Vice President Market Analysis and Strategic Planning The Medium Term Phosphate Outlook: The New Phosphate Cycle Exhibit 99

Market Analysis & Strategic Planning

November 7, 2007
Safe Harbor Statement
Certain statements contained herein constitute “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995. Although we believe the assumptions made in connection with the forward-looking statements are reasonable, they do involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of The
Mosaic Company, or industry results generally, to be materially different from those contemplated or projected, forecasted, estimated or budgeted (whether express or implied) by such statements.
These risks and uncertainties include but are not limited to the predictability of fertilizer, raw material and energy markets subject to competitive market pressures; changes in foreign currency and exchange rates;
international trade risks including, but not limited to, changes in policy by foreign governments; changes in environmental and other governmental regulation; adverse weather conditions affecting operations in central Florida or the Gulf Coast of the United States, including potential hurricanes or excess rainfall;
actual costs of closure of the South Pierce, Green Bay and Fort Green facilities differing from management’s current estimates; accidents involving our operations, including brine inflows at our
Esterhazy, Saskatchewan potash mine as well as potential mine fires, floods, explosions or releases of hazardous or volatile chemicals, as well as other risks and uncertainties reported from time to time in The
Mosaic Company’s reports filed with the Securities and Exchange Commission. Actual results may differ from those set forth in the forward-looking statements.
This presentation may not be distributed, reproduced, or used without the express written consent of The
Mosaic Company.

Mosaic

Market Mosaic

Vol. 3 No.3 November 2007

The New Phosphate Cycle

Market Mosaic is a quarterly newsletter published for our customers, suppliers and stakeholders each February, May, August and November by the Market Analysis group of The Mosaic Company. The February and August issues recap our assessment of the near term outlook for agricultural and crop nutrient markets. The May and November issues provide an in-depth look at topics of special interest to our readers.

Rodney Dangerfield, the late comedian and actor, built a highly successful career on a claim that "I don't get no respect." His self-deprecating humor won him a large and loyal fan base. Who can forget some of his twitching, buggy-eyed slapstick such as "When I was born I was so ugly the doctor slapped my parents!" or "I grew up in a tough neighborhood ... teachers would get notes from parents saying please excuse Johnny – for the next five to ten years!"

Until recently, phosphate in many respects was the Rodney Dangerfield of crop nutrients. Market analysts, industry consultants and even some producers maligned phosphate for a long litany of reasons. Some perceived a chronic supply/demand imbalance and feared the development of projects in China and Saudi Arabia. Others fretted about tough environmental regulation, especially in the United States, and government ownership of resources in other regions. Phosphate no doubt was an ugly business during the first half of this decade. Earnings were weak, and the market slapped phosphate companies with low-multiple valuations. A number of companies disappeared. It was a tough neighborhood.

Recent developments, however, have transformed phosphate mining and processing operations into respectable businesses and are slowly changing perceptions about this key nutrient. This issue of Market Mosaic describes these developments and assesses the medium term outlook for the phosphate market. Our first conclusion is that recent developments by no means have repealed the laws of supply and demand. **The phosphate market will remain global, competitive, commodity-based and cyclical.** Our second conclusion, however, is that **recent developments have shifted up the phosphate price cycle** and that will result in higher cyclical lows and higher cyclical highs than in the past. Our third conclusion, based on both external and internal analysis, is that **the medium term outlook for phosphate looks very positive** and potentially the strongest of the three major nutrients.

If these conclusions are correct, then recent developments have profound implications for the profitability of integrated phosphate producers with developed resources and depreciated assets – and for the respectability of phosphate.

Structural Adjustments

A number of factors have combined to transform phosphate operations into respectable businesses. The first was the structural adjustments that took place in the global phosphate market during the first half of this decade. China built a large phosphate industry during this period and transitioned from a consistent importer of more than five million tonnes of DAP per year to a large exporter of phosphate fertilizer today. According to Fertecon estimates, Chinese phosphoric acid production increased from 4.8 million tonnes P_2O_5 in 2000 to 9.1 million tonnes in 2006. Combined processed phosphate (DAP, MAP and TSP) production increased from 5.6 million tonnes to 13.8 million tonnes during the same period.

China Net Phosphate Imports

Michael R. Rahm
Vice President
mike.rahm@mosaicco.com

Joseph Fung
Market Analyst
joseph.fung@mosaicco.com

Mathew Philippi
Market Analysis Associate
mathew.philippi@mosaicco.com

— continued inside

Mosaic

Market Analysis & Strategic Planning 2 November 7, 2007 The New Phosphate Cycle Topic of the November issue of Market Mosaic

Our first conclusion is that recent developments by no means have repealed the laws of supply and demand.  The phosphate market will remain global, competitive, commodity-based and cyclical.
Our second conclusion, however, is that recent developments have shifted up the phosphate price cycle and that will result in higher cyclical lows and higher cyclical highs than in the past.
Our third conclusion, based on both external and internal analysis, is that the medium term outlook for phosphate looks very positive and potentially the strongest of the three major nutrients.
Conclusions

Market Analysis & Strategic Planning

November 7, 2007
China Net Processed Phosphate Imports
-5.0
-4.0
-3.0
-2.0
-1.0
0.0
1.0
2.0
3.0
4.0
5.0
6.0
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08
Source:  IFA and Mosaic
MMT
Structural Adjustments
China built a large phosphate industry during the
first half of this decade and transitioned from a
consistent importer of more than five million
tonnes of DAP per year to a large exporter of
phosphate fertilizer today.  Chinese phosphoric
acid production increased from 1.8 million tonnes
P2O5 in 2000 to 8.1 million tonnes in 2006.
China’s transition from the largest importer to the
second largest exporter of processed phosphate
forced gut-wrenching adjustments in the U.S.
phosphate industry which had supplied more
than 95 percent of Chinese DAP imports.  U.S.
producers closed or indefinitely idled seven world
scale plants with a combined capacity of almost
three million tonnes P2O5 or the equivalent of
about 6.5 million tonnes of DAP from 1999 to
2006.
The low margins required to force these
adjustments were the main reason for the poor
performance of phosphate producers during the
first half of this decade.
U.S. Phosphate Plant Closures
Unit:  1000 MT Phosphoric Acid (P
2
O
5
)
Facility Year Capacity
IMC Nichols 1999 240
Mulberry Phosphates Piney Point 2001 300
Mulberry 2001 300
IMC Faustina 2003 520
U.S. Agri-Chemicals Ft Meade 2005 515
Mosaic Green Bay 2006 590
South Pierce 2006 525
Total Actual 2,990
DAP Equivalent 6,500

Market Analysis & Strategic Planning

November 7, 2007
Fundamental Strength
DAP Prices
Central Florida Rail
100
150
200
250
300
350
400
450
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08
$ ST
Source: Green Markets
DAP Prices
NOLA Barge
100
150
200
250
300
350
400
450
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08
$ ST
Source: Green Markets
DAP Prices
fob Tampa Vessel
100
150
200
250
300
350
400
450
500
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08
$ MT
Source: Fertecon
Phosphate fundamentals have tightened this year due
to the combination of these structural adjustments and
a large up-tick in global demand.  For example, the
price of DAP fob Tampa vessel surged from $255 per
tonne at the beginning of this year to $435 per tonne at
the end of March – a 70 percent or $180 per tonne
increase in a few weeks.  DAP traded within a narrow
range of that mark from April through mid-October.
Since then, the Tampa price of DAP has stepped up to
the $480 per tonne range in early November.

Market Analysis & Strategic Planning

November 7, 2007
World Less China Grain and Oilseed Use
0.9
1.0
1.1
1.2
1.3
1.4
1.5
1.6
1.7
1.8
1.9
2.0
2.1
70 72 74 76 78 80 82 84 86 88 90 92 94 96 98 00 02 04 06
Bil Tonnes
Source: USDA
Phosphate demand has picked
up in response to sharp
increases in agricultural
commodity prices during the last
12 months.  Grain and oilseed
markets are calling for larger
harvests each year to meet the
accelerating demands for food,
feed, fiber and fuel.
For example, grain and oilseed
use outside China has grown
2.5% per year or almost 230
million tonnes since 2002.  That
compares to a 1.1% per year
growth rate during the previous
five years and a 30 year trend
rate of about 1.8% per year.
Grain Use CAGR
97-02 02-07
1.1%        2.5%
Note that this analysis excludes China due
to the unreliability of USDA’s estimates of
Chinese grain and oilseed use.
Fundamental Strength

Market Analysis & Strategic Planning

November 7, 2007
Farmers responded to these
higher prices by planting more
area and intensifying cropping
practices in order to increase
yields this year.  And they
succeeded.  Farmers just
harvested the largest global
crop ever produced, but this
year’s record harvest still will
fall short of projected use by
about 28 million tonnes.
That is a testament to the
strength of global grain and
oilseed demand.  Unlike the
past when price spikes
typically were the result of a
supply shock, this bullish run is
coming from strong demand
pull pressures.
World Less China Grain and Oilseed Stocks
50
100
150
200
250
300
350
400
450
70 72 74 76 78 80 82 84 86 88 90 92 94 96 98 00 02 04 06
Mil Tonnes
0%
4%
8%
12%
16%
20%
24%
28%
32%
Percent
Stocks Percent of Use
Source: USDA
Note that this analysis excludes China due
to the unreliability of USDA’s estimates of
Chinese grain and oilseed stocks.
Fundamental Strength

Market Analysis & Strategic Planning

November 7, 2007
Wheat prices have climbed to record highs due to a projected drop in global stocks to the lowest level since 1975/76 and the lowest percentage of use in modern history.
Hard Red Winter Wheat Price
Daily Close of the Nearby Futures Contract
2
3
4
5
6
7
8
9
10
95 96 97 98 99 00 01 02 03 04 05 06 07
$ BU
Source: KCBOT
World Wheat Stocks
0
25
50
75
100
125
150
175
200
225
70 72 74 76 78 80 82 84 86 88 90 92 94 96 98 00 02 04 06
Mil Tonnes
12%
15%
18%
21%
24%
27%
30%
33%
36%
39%
Percent
Stock Pct of Use
Source: USDA
Fundamental Strength

Market Analysis & Strategic Planning

November 7, 2007
Soybean Price
Daily Close of the CBOT Nearby Futures Contract
4
5
6
7
8
9
10
11
95 96 97 98 99 00 01 02 03 04 05 06 07
$ BU
Source: CBOT
U.S. Soybean Stocks
0
100
200
300
400
500
600
70 72 74 76 78 80 82 84 86 88 90 92 94 96 98 00 02 04 06
Mil Bu
0
5
10
15
20
25
30
35
Pct of Use
Million Bu Pct of Use
Source: USDA
Soybean prices have flirted with the record highs of 2004 and oilseed markets will closely watch planting and crop progress in the Southern Hemisphere during the next several weeks.
Fundamental Strength

Market Analysis & Strategic Planning

November 7, 2007
New Crop Wheat Prices
Daily Close June 1 to May 31
3.00
3.50
4.00
4.50
5.00
5.50
6.00
6.50
7.00
0601 0731 0929 1128 0127 0328 0527
MM/DD
$ BU
2004N 2007N 2008N 2009N
Source: KCBOT
Futures markets are signaling that this is not a one-
year price blip but rather a multi-year run.  For
example, farmers could have sold their 2008, 2009
and 2010 corn crops at more than $4.20 per bushel
based on Chicago Board of Trade closing prices at
the end of October.  New crop wheat prices for the
next two years have climbed to almost $7.00 per
bushel and 2008 and 2009 new crop soybean prices
are trading in the $9.50 per bushel range.
New Crop Corn Prices
Daily Close July 1 to June 30
2.2
2.4
2.6
2.8
3.0
3.2
3.4
3.6
3.8
4.0
4.2
4.4
0701 0916 1202 0217 0505
MM/DD
$ BU
2004Z 2007Z 2008Z 2009Z 2010Z
Source: CBOT
New Crop Soybean Prices
Daily Close July 1 to June 30
5.0
5.5
6.0
6.5
7.0
7.5
8.0
8.5
9.0
9.5
10.0
10.5
0701 0916 1202 0217 0505
MM/DD
$ BU
2004X 2007X 2008X 2009X
Source: CBOT
Fundamental Strength

Market Analysis & Strategic Planning

November 7, 2007
Palm Oil Future Prices
Daily Close of Nearby Option
500
750
1000
1250
1500
1750
2000
2250
2500
2750
3000
95 96 97 98 99 00 01 02 03 04 05 06 07
RM/MT
Source: Kuala Lumpur Exchange
Rice Future Prices
Daily Close of Nearby Option
3
4
5
6
7
8
9
10
11
12
13
95 96 97 98 99 00 01 02 03 04 05 06 07
$ CWT
Source: CBOT
Palm oil traded at an all-time high during the
last week in October.
The price of rice climbed to a 10-year high in
October.
Fundamental Strength
It’s more than corn, soybeans and wheat

Market Analysis & Strategic Planning

November 7, 2007
Accelerating Demand Growth
World Less China Processed Phosphate Import Demand by Region
0
3
6
9
12
15
18
21
24
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08
MMT
Asia less China L Amer Europe Oceania Other
Source: Fertecon, IFA and Mosaic
Both near term and medium
term phosphate demand
prospects look very positive.
For example, processed
phosphate import demand
outside of China is projected to
increase almost 12 percent or
2.2 million tonnes in 2007 and
then grow another four percent
or 850,000 tonnes in 2008.
Latin America, led by a strong
rebound in Brazil, will account
for about two-thirds of the
projected growth this year.

Market Analysis & Strategic Planning

November 7, 2007
Accelerating Demand Growth
Brazil Fertilizer Shipments
0
5
10
15
20
25
30
92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08
MMT
Source: ANDA & Mosaic
India Nutrient Demand
6
8
10
12
14
16
18
20
22
24
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08
Fertilizer Year Beginning April 1
Mil Tonnes
Nitrogen Phosphate Potash
Source: IFA June 2007
Farm economics in India are as strong, if not
stronger, than any other market in the world.
Retail prices of urea, DAP and MOP are
roughly $120, $230 and $110 per tonne,
respectively.  Not surprisingly, Indian nutrient
use has increased more than 40% or almost
seven million tonnes during the last five years.
Brazil is back.  Total fertilizer shipments are
projected to increase to a record 24.5 million
tonnes in 2007, eclipsing the previous record
by more than 1.5 million tonnes.  Shipments
are forecast to grow to 26 million tonnes in
2008.  Supply availability could limit growth.

Market Analysis & Strategic Planning

November 7, 2007
Accelerating Demand Growth
Nutrient Demand Forecasts
CAGR 2005-15
N P K Total
Actual 1995-05 1.7% 1.8% 2.4% 1.9%
Actual 1995-00 0.9% 1.2% 1.3% 1.0%
Actual 2000-05 2.6% 2.4% 3.6% 2.7%
Mosaic Model Forecast 2.6% 3.5% 3.9% 3.0%
Mosaic Survey Forecast 1.5% 3.0% 3.7% 2.2%
IFA Forecast 2.4% 3.2% 3.4% 2.8%
Fertecon Forecast 2.0% 2.5% 3.6% 2.4%
Note:  IFA CAGR for 2005-11
Medium term demand prospects are equally promising.  World phosphate demand increased
1.8 percent per year or about 6.0 million tonnes P2O5 from 31.0 million tonnes in 1995 to 37.0 million tonnes in 2005, according to statistics from the International Fertilizer Industry
Association (IFA).  Higher crop prices caused a sharp up-tick in 2006 and most analysts project that global demand will continue to grow at a faster pace due to the robust agricultural outlook.

Market Analysis & Strategic Planning

November 7, 2007
Accelerating Demand Growth
World Phosphate Use
0
5
10
15
20
25
30
35
40
45
50
55
80 85 90 95 00 05 10 15
MMT
Actual - ROW Actual - FSU Mosaic Model
Mosaic Survey IFA Fertecon
Forecasts from these four
sources indicate that
phosphate use likely will total
45 to 47 million tonnes P
2
O
5
in
2011 and 48 to 52 million
tonnes in 2015.
IFA estimates that phosphate
use totaled 37 million tonnes
P
2
O
5
in 2005 and 38.9 million
tonnes in 2006.

Market Analysis & Strategic Planning

November 7, 2007
Accelerating Demand Growth
Step One:  Forecast global grain and oilseed demand
The statistical model indicates
that variations in population and
per capita GDP explained more
than 99% of the variation in
grain and oilseed use between
1980 and 2006 (R-square).
Global population increases
about 73 million people per
year.  The model shows that
such an increase causes grain
and oilseed use to increase
about 18 million tonnes per year
(or more than 240 kg per
additional person).
Per capita income growth of
2.5% or about $150 per year
causes annual grain and oilseed
use to increase about 22 million
tonnes per year.
World Grain and Oilseed Use
1,000
1,250
1,500
1,750
2,000
2,250
2,500
2,750
3,000
80 85 90 95 00 05 10 15
Source:  USDA and Mosaic
Mil Tonnes
Actual Actual for US Ethanol Forecast Forecast for U.S. Ethanol
This analysis excluded corn processed into ethanol in the United States.
Historical and projected U.S. corn use for ethanol production was added to historical data and model forecasts.  Corn used for ethanol production is projected to increase to more than 145 million tonnes or about 5.7 billion bushels by 2015.
Compound Annual Growth Rates
1996-01 2001-06 2006-15
1.4% 1.8% 1.9%

Market Analysis & Strategic Planning

November 7, 2007
Accelerating Demand Growth
Harvested area has remained
relatively stable since 1980.
Area increases slightly during
periods of high commodity
prices and declines slightly
during periods of low commodity
prices.  USDA forecasts that
area will increase to 880 million
hectares in 2007.
The average yield has trended
steadily upward over time.
Yields have accounted for
nearly all of the increase in
global grain and oilseed
production since 1980.
Place chart here
World Harvested Area and Average Yield
575
600
625
650
675
700
725
750
775
800
825
850
875
900
925
80 85 90 95 00 05 10 15
Source:  USDA and Mosaic
Mil Ha
1.8
1.9
2.0
2.1
2.2
2.3
2.4
2.5
2.6
2.7
2.8
2.9
3.0
3.1
3.2
MT Ha
Actual  Area Forecast Area Actual Yield Required Yield
Step Two:  Assess global area and yield required to meet projected demand
This analysis assumes that harvested area will trend slowly upward to 900 million hectares due to new land brought into production in regions such Argentina, Brazil and Africa and stable area in other regions.
The green line is the average yield required to produce harvests that just match projected demand.

Market Analysis & Strategic Planning

November 7, 2007
Accelerating Demand Growth
There also is a strong statistical
relationship between the world
average grain and oilseed yield
and the world average nutrient
application rate.
A yield curve was fit using data
from 1980 to 2006 (in a Cobb-
Douglas or log-linear form).
Variations in the average
application rate explained about
83% of the variation in the
average yield during this period
(R-square).
The model included a variable
to adjust for the significant
differences in nutrient use in the
former Soviet Union (FSU)
before and after its break-up in
1992.
World Average Application Rate and Yield
1980-2006
1.8
1.9
2.0
2.1
2.2
2.3
2.4
2.5
2.6
2.7
2.8
2.9
130 140 150 160 170 180 190 200
App Rate - KG N+P+K HA
Actual Model Pre-FSU Model Post-FSU
Step Three: Quantify the relationship between yield and application rates
The model indicates that increasing the application rate from
170 to 180 kg ha will boost yield 100 kg ha from 2.60 to 2.70 mt ha and increasing the rate from 180 to 190 kg ha will increase yield 90 kg ha from 2.70 to 2.79 mt ha.

Market Analysis & Strategic Planning

November 7, 2007
Accelerating Demand Growth
This chart shows the average
application rate from 1980 to
2006 and the rate predicted by
the model that is required to
achieve the yield necessary to
match projected grain and
oilseed demand.
In particular, the model indicates
that the average application rate
would have to increase from
191 kg ha in 2006 to 234 kg ha
by 2015 in order to boost yields
from 2.77 mt ha today to 3.19 mt
ha in 2015.
Step Three: Quantify the relationship between yield and application rates
World Average Yield and Application Rate
120
130
140
150
160
170
180
190
200
210
220
230
240
80 85 90 95 00 05 10 15
Source:  IFA, USDA and Mosaic
KG HA
1.750
1.875
2.000
2.125
2.250
2.375
2.500
2.625
2.750
2.875
3.000
3.125
3.250
MT HA
App Rate - Actual App Rate - Model Yield - Actual Yield -Rqrd

Market Analysis & Strategic Planning

November 7, 2007
A Tight Supply/Demand Situation
Cumulative Change in Phosphate Capacity vs. Demand
-2
0
2
4
6
8
10
12
14
16
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015
Source: Fertecon and  Mosaic - Model Demand Forecasts
Phosphate Capacity Phosphate Demand
Cumulative Change in Phosphate Capacity vs. Demand
-2
0
2
4
6
8
10
12
14
16
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015
Source: Fertecon and  Mosaic - Survey Demand Forecasts
Phosphate Capacity Phosphate Demand
This array of external and internal demand forecasts suggests that global phosphate use could increase by 10 to 15 million tonnes P
2
O
5
between 2005 and 2015.  Regardless of what forecast you subscribe to, projected demand growth outstrips even the most optimistic expected additions to capacity by a significant margin during this period.  The implication is that higher operating rates at existing facilities will be required to fill in this gap.

Market Analysis & Strategic Planning

November 7, 2007
A Tight Supply/Demand Situation
Even less optimistic demand forecasts show that demand growth during the next two years will exceed additions to capacity by a significant margin.  The most recent Fertecon forecasts indicate that cumulative increases in demand will top projected increases in capacity during the entire forecast period and the gap is very wide from 2007 to 2009.
IFA’s five year forecasts also show a three to four million tonne difference between demand growth and capacity increases until 2011 when the Ma’aden project is expected to come on line.
Cumulative Change in Phosphate Capacity vs. Demand
-1
0
1
2
3
4
5
6
7
8
9
10
11
2006 2007 2008 2009 2010 2011
Source:  IFA June 2007
Phosphoric Acid Capacity Phosphate Demand
Cumulative Change in Phosphate Capacity vs. Demand
-1
0
1
2
3
4
5
6
7
8
9
10
11
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015
Source:  Fertecon October 2007
Phosphoric Acid Capacity Phosphate Demand

Mosaic

Market Mosaic

It's the Rock

James Carville, the highly successful and outspoken campaign strategist and now CNN political analyst, helped guide Bill Clinton to an upset victory over a popular George H. W. Bush in the 1992 U.S. presidential election. Carville gained notoriety by hanging a hand-written sign that read "It's the economy, stupid!" at headquarters in Little Rock in order to keep the campaign on message.

The phosphate market is a little less complicated than a presidential campaign, but if I asked Carville to analyze this market I suspect he would advise me, "It's the rock, stupid!" Analysts sometimes overlook or ignore phosphate rock for a variety of reasons, but phosphate supply is determined by the quantity and quality of rock mined from the earth each year. Some producers are building phosphoric acid and granulation capacity, but few new rock mines are under development today. In fact, many rock producers will need to invest significant capital just to maintain output or enhance rock quality for the production of higher analysis products in these new downstream plants. As a result, phosphate demand looks like it will outpace supply coming from the world's rock mines during the next five years.

World Rock Production

Rock output likely increased to almost 147 million tonnes in 2004, based on statistics published by the International Fertilizer Industry Association (IFA) and Mosaic estimates. That is up 11 percent from a cyclical low of 132 million tonnes in 2001. Assuming average phosphate content and normal recovery rates, the increase in world rock output appears in line with the growth in fertilizer and non-fertilizer demand during this period.

Based on our estimates of mine capacities, the average mine operating rate increased from approximately 73 percent in 2001 to more than 80 percent in 2004, a high rate by historical standards. Furthermore, the average operating rate is forecast to increase to the 85 percent range during the next five years assuming moderate growth in phosphate demand as well as new mine development later this decade.

– continued inside

Vol. 1 No. 1
February 2005

Michael R. Rahm
Market Analysis & Strategic Planning
The Mosaic Company
mike.rahm@mosaicco.com

Joseph Fung
Market Analysis & Strategic Planning
The Mosaic Company
joseph.fung@mosaicco.com

Market Mosaic is a quarterly newsletter published for our customers and suppliers each February, May, August and November by the Market Analysis & Strategic Planning group of The Mosaic Company. The newsletter pieces together small tiles of information to create a picture of the market – a *Market Mosaic* so to speak. The analysis draws on external sources of statistical information and from diverse internal resources that span both the globe as well as all links along the value chain. The first issue of *Market Mosaic* describes the phosphate operations of The Mosaic Company and assesses the medium term outlook for phosphate by examining recent and likely future developments in the global rock market.

Mosaic

Market Analysis & Strategic Planning

November 7, 2007
It’s Still the Rock
The first issue of Market Mosaic, published
in February 2005, was titled “It’s the Rock”
and concluded that demand likely would
outpace the supply of phosphate dug from
the world’s rock mines during the next five
years.
It emphasized that phosphate supply is
increasingly determined not by processing
capacities but rather by the quantity and
quality of rock that can be mined from the
earth each year.

Market Analysis & Strategic Planning

November 7, 2007
It’s Still the Rock
It is increasingly evident in terms of recent
price increases that rock is becoming the
pinch point in the phosphate supply chain.
As a result, the rock supply/demand balance
is the best barometer of the phosphate
market and our current analysis shows an
even tighter outlook today than in 2005.
The chart highlights the supply issue.
Phosphate rock production outside of China
has remained relatively flat since 1995,
according to IFA statistics.  In fact, output in
2006 was nearly identical to production in
1995 and each of the top five rock producing
countries produced less rock in 2006 than in
2005.
The table shows estimates of just the
delivered raw materials costs for a non-
integrated DAP producer in India today
versus five years ago based on published
spot prices for sulphur and ammonia and our
estimates of spot rock costs.
October 2002 October 2007
MT Per Unit Cost Unit Cost
$ Tonne MT DAP Cost MT DAP Cost MT DAP
Rock 1.68 $65 $109 $150 $252
Sulphur 0.40 $130 $52 $251 $100
Ammonia 0.23 $147 $34 $263 $60
Total $195 $412
Source:  Fertecon for sulphur and ammonia prices c&f India mid-October
             Mosaic for rock price estimates c&f India
DAP Raw Materials Costs for Indian Fabricator
World Less China Phosphate Rock Production
0
10
20
30
40
50
60
70
80
90
100
110
120
130
95 96 97 98 99 00 01 02 03 04 05 06
MMT Rock
27%
28%
29%
30%
31%
32%
33%
34%
35%
36%
37%
38%
39%
40%
Percent
Rest of World U.S. U.S. % of World
Source: IFA

Market Analysis & Strategic Planning

November 7, 2007
A Shift Up in the Phosphate Cycle
Time
Price
New Scenario
• $3.50-$4.00 bu Corn
• $70-?? bbl Oil
• $7.00 MM Btu Gas
• $90-$150 MT Rock
• $4000 MT P Capacity
Change
Old Scenario
• $2.00-$2.50 bu Corn
• $10-$20 bbl Oil
• $2.00 MM Btu Gas
• $30-$40 MT Rock
• $1000 MT P Capacity
Market prices determined
by supply and demand
• When demand exceeds supply
price increases above this level to
attract capital into this sector
• Increases in operating and capital
costs are pushing up this ceiling
Price Required for New Capacity
Marginal Cost of Efficient Producers
• When supply exceeds demand price
drops to or below this floor to force high
cost capacity to shut down
• Increases in raw materials and energy
costs are pushing up this floor
2 2
3 3
1 1

Market Analysis & Strategic Planning

November 7, 2007
A Shift Up in the Phosphate Cycle
Recent developments provide compelling evidence that the phosphate price cycle has shifted up to a much higher range today.  The floor has shifted up due to sharply higher raw materials and operating costs.  Because both mining and processing operations are energy intensive, the run-up in energy prices has pushed up the cost curve of the global phosphate industry.
More importantly, players at the high end of the industry cost curve typically are non-integrated producers who purchase either the phosphate raw material (rock) or the intermediate product
(phosphoric acid) and then fabricate the final product (DAP).  Rock and acid prices increased sharply in 2007, but these increases did not match the run-up in final product prices this year.  As a result, raw material and intermediate product suppliers have or are expected to table large price increases for 2008 contracts.  Almost one-third of final phosphate products are fabricated so these supplies are needed to meet global demand.  For example, trade as a percentage of world production totaled 18 percent for rock and 14 percent for phosphoric acid in 2006, according to IFA statistics.
Increases in raw materials and intermediate product costs, higher energy and other processing costs, and the prospect of continued strong phosphate demand growth mean that the marginal cost of the last tonne required to meet demand likely will come from a non-integrated producer whose fabrication costs are much higher today than a few years ago.
Higher Cyclical Lows

Market Analysis & Strategic Planning

November 7, 2007
A Shift Up in the Phosphate Cycle
The ceiling of the phosphate price cycle also has shifted up due to both increases in operating costs and the sharp escalation in capital costs, especially for greenfield projects.  Higher prices clearly are required to justify investments in new capacity.
For example, the last world-scale and fully-integrated greenfield project was commissioned in
Australia in 1999. The capital cost of that project was roughly $1,000 per tonne of annual P
2
O
5
capacity.  The most recent published estimate of the capital cost of an even larger project under development in Saudi Arabia has escalated to about $4,000 per tonne of annual P
2
O
5
capacity.
The world is developing. That means a growing and more affluent population who eat more protein rich diets, who drive more automobiles and who demand more comforts of life.  Demands on the world’s energy and mineral resources are accelerating.  Competition for capital and escalating construction costs have limited capacity additions in many industries.  As a result, price cycles are shifting up for many commodities -- including phosphate.
Higher Cyclical Highs

Market Analysis & Strategic Planning

November 7, 2007
Swing Factors
The sustainability of biofuels development is another swing factor. The price of oil is the key factor that will determine the economic and political viability of biofuels. In the case of U.S. ethanol, given an oil price of more than $90 per barrel and a local cash price of corn in the $3.25 per bushel range, the economics of biofuels should compute and likely will compute once the market either tears down the “Blending Wall” or develops a large regional E-85 market within the wall.
New Project Development
China played a critical part in filling the gap between demand and supply this year, but its long term role is not clear at this point.  Entrepreneurial producers in the Southwest have strong incentives to export phosphate, but planners in Beijing who are battling a serious food inflation problem no doubt would prefer to keep more tonnage at home in order to insure ample supplies of low cost phosphate fertilizer for local farmers.  Furthermore, planners likely do not view the use of scarce energy and other resources to develop a large phosphate export industry as in China’s best interest over the long term.
China
The development of new projects in other parts of the world is another swing factor.  Given the scale and complexity of some greenfield projects, published timelines look very aggressive to us.
Furthermore, the technical challenge of processing newly developed ores with high metals content likely means a long time between start-up and commercial production at design capacity.
Sustainability of Biofuels – U.S. Ethanol

Analysts Phosphate Tour November 7, 2007 Tampa, FL Dr. Michael R. Rahm Vice President Market Analysis and Strategic Planning The Medium Term Phosphate Outlook: The New Phosphate Cycle Thank You